CERTIFICATIONS

     I, Terence Channon, certify that:

I  have reviewed this quarterly report on Form 10-
QSB of Atlantic Synergy, Inc.;

1.  Based  on my knowledge, this report  does  not
contain any untrue statement of a material fact or
omit  to  state a material fact necessary to  make
the statements made, in light of the circumstances
under   which  such  statements  were  made,   not
misleading with respect to the period covered by this report;

2.   Based   on   my  knowledge,   the   financial
statements,   and   other  financial   information
included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

3. The small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-
15(e)) for the small business issuer and have:

(a)   Designed   such  disclosure   controls   and
procedures, or caused such disclosure controls and
procedures  to be designed under our  supervision,
to  ensure  that material information relating  to
the   small   business   issuer,   including   its
consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)  Evaluated  the  effectiveness  of  the  small
business   issuer's   disclosure   controls    and
procedures  and  presented  in  this  report   our
conclusions   about  the  effectiveness   of   the
disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)  Disclosed  in this report any change  in  the
small  business  issuer's  internal  control  over
financial reporting that occurred during the small
business issuer's most recent fiscal quarter  (the
small  business issuer's fourth fiscal quarter  in
the  case of an annual report) that has materially
affected,  or  is reasonably likely to  materially
affect,   the  small  business  issuer's  internal
control over financial reporting; and

4.  The  small business issuer's other  certifying
officer  and I have disclosed, based on  our  most
recent   evaluation  of  internal   control   over
financial   reporting,  to  the   small   business
issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a)  All  significant  deficiencies  and  material
weaknesses in the design or operation of  internal
control   over  financial  reporting   which   are
reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

Date:  November 4, 2003
/s/ Terence Channon
-----------------------
President, CEO, and Principal Financial Officer